UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2024

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected ten directors (Cheryl K. Beebe, Bruce M. Bodine, Gregory L. Ebel, Timothy S. Gitzel, Emery N. Koenig, Jody L. Kuzenko, David T. Seaton, João Roberto Gonçalves Teixeira, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring in 2025 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2024; and (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”).
The votes cast with respect to each director elected for a term of one year expiring in 2024 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	226,977,923	13,953,572	216,875	29,760,250
Bruce M. Bodine	237,738,349	3,078,131	331,890	29,760,250
Gregory L. Ebel	226,468,823	14,415,442	264,105	29,760,250
Timothy S. Gitzel	221,032,096	19,890,664	225,610	29,760,250
Emery N. Koenig	228,682,183	12,233,141	233,046	29,760,250
Jody L. Kuzenko	239,648,192	1,282,047	218,131	29,760,250
David T. Seaton	231,785,073	9,037,661	325,636	29,760,250
João Roberto Gonçalves Teixeira	238,342,912	2,482,803	322,655	29,760,250
Gretchen H. Watkins	235,120,883	5,798,677	228,810	29,760,250
Kelvin R. Westbrook	208,426,311	32,326,464	395,595	29,760,250
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2024 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
261,022,027	9,657,537	229,056	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
223,648,985	16,986,186	513,199	29,760,250

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: June 7, 2024	By:	/s/ Philip E. Bauer
	Name:	Philip E. Bauer
	Title:	Senior Vice President, General Counsel
and Corporate Secretary